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                         VANGUARD(R) BALANCED INDEX FUND
               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 2, 2000

AN IMPORTANT MESSAGE ABOUT ADMIRAL(TM) SHARES
The Fund will begin offering its Admiral Shares on November 13, 2000. Any Fund purchases prior to this date will be for Investor Shares. Once Admiral Shares are available, Fund accounts meeting the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral program, including conversion details, please contact us at 1-800-662-7447.








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